                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                 --------------

       Date of Report (Date of earliest event reported): January 25, 2006

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                       001-15223                                     76-0453392
-------------------------                        -----------------------                        ----------------------

    (State or Other                                   (Commission                                    (IRS Employer
    Jurisdiction of                                   File Number)                                 Identification No.)
    Incorporation)

                         87 Grandview Avenue, Waterbury,
                               Connecticut 06708
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On January 25, 2006, OptiCare Health Systems, Inc. ("OptiCare"), its
wholly-owned subsidiary, OptiCare Eye Health Centers, Inc. ("Eye Health"), and
Refac entered into an amendment to the Promissory Note to Refac dated September
1, 2005 issued pursuant to that certain Loan Agreement dated September 1, 2005 by and among OptiCare, Eye Heath and Refac.

            Pursuant to amendment, the maturity date of the Promissory Note was extended so that if the previously announced merger between OptiCare and Refac is not consummated on or before April 30, 2006 (extended from January 31, 2006)
the maturity date of the Promissory Note is June 30, 2006 (extended from March
31, 2006).

            The preceding brief description of the material terms of the amendment to the Promissory Note is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

          10.1 Amendment dated January 25, 2006 to OptiCare Health Systems, Inc.
               Promissory Note dated September 1, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OPTICARE HEALTH SYSTEMS, INC.
                                                   (Registrant)

Date: January 31, 2006                         by: /s/ Vincent S. Miceli
                                                   -----------------------------
                                               Name:  Vincent S. Miceli
                                               Title: Corporate Controller and
                                                      Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit
Number                                 Description
-------                                -----------

          10.1 Amendment dated January 25, 2006 to OptiCare Health Systems, Inc.
               Promissory Note dated September 1, 2005.